UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2009
IA Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-15863	13-4037641

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 California Street, Suite 2450, San Francisco, CA	94111

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (415)-946-8828
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
On December 18, 2009, IA Global, Inc. (the “Company”) sold its 20.25% interest in Slate Consulting Co. Ltd. (“Slate”), a company in the Asia Pacific region that provided human capital services, to Ray Pedersen, Chief Executive Officer of Slate. In exchange for its interest in Slate, the Company received 1,000,000 shares of IA Global common stock formerly owned by Mr. Pedersen (worth approximately $30,000 based on the closing price of such shares on the NYSE AMEX stock market on December 18, 2009) and approximately $55,000 in cash, to be paid in installments by July 2010. The Company expects to report a $1,341,000 loss in connection with the sale during the three months ended September 30, 2009.
Item 8.01. Other Business.
On December 18, 2009, the Company held its 2009 Annual Meeting of Stockholders. The results of the Annual Meeting are set forth below. Each of the matters considered at the meeting was described in detail in the definitive proxy statement on Schedule 14A that the Company filed with the Securities and Exchange Commission on November 12, 2009.
Proposal No. 1 — To elect five nominees to serve on the Board of Directors until the 2010 Annual Meeting of Stockholders. Other than the individuals listed below, no directors continued in office after the 2009 Annual Meeting of Stockholders.

Brian Hoekstra	For	168,682,414
	Withheld	3,379,915
Ryuhei Senda	For	168,958,448
	Withheld	3,103,881
Michael Garnreiter	For	169,033,548
	Withheld	3,028,781
Jack Henry	For	168,985,519
	Withheld	3,076,810
Greg LeClaire	For	168,959,133
	Withheld	3,103,196
Proposal No. 2 — To ratify the issuance of shares of IA Global, Inc. common stock in connection with certain transactions.

For	124,730,014
Against	519,700
Abstain	249,660
Non Vote	46,562,955
Proposal No. 3 — To approve the issuance of shares of common stock in connection with a transaction involving Inter Asset Japan LBO No. 1 Fund.

For	124,292,674
Against	420,240
Abstain	786,460
Non Vote	46,562,955
Proposal No. 4 — To approve the issuance of shares of IA Global, Inc. common stock in connection with a transaction involving Ascendiant Capital Group, LLC.

For	124,078,660
Against	618,554
Abstain	802,160
Non Vote	46,562,955
Proposal No. 5 — To give the Board of Directors discretion to amend the Company’s certificate of incorporation to (i) effect a reverse stock split of the Company’s common stock within a specified range of ratios and (ii) decrease the number of authorized shares of the Company’s common stock from 450,000,000 shares to 100,000,000 shares.

For	165,879,911
Against	4,927,707
Abstain	1,254,709
Non Vote	—
Proposal No. 6 — To ratify the appointment of Sherb and Co., LLP as the Company’s independent registered public accounting firm for the fiscal year ended March 31, 2010.

For	169,098,581
Against	1,941,630
Abstain	1,022,117
Non Vote	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IA Global, Inc. (Registrant)
Dated: December 22, 2009	By:	/s/ Mark Scott
Mark Scott
Chief Financial Officer